                                    CUFUND

                         SHORT-TERM MATURITY PORTFOLIO
                           ADJUSTABLE-RATE PORTFOLIO

             SUPPLEMENT DATED JANUARY 22, 1996, TO THE PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED SEPTEMBER 28, 1995



          This Supplement provides new and additional information regarding the Short-Term Maturity Portfolio and Adjustable-Rate Portfolio (each a "Portfolio") beyond that contained in the Prospectus and Statement of Additional Information and should be retained and read in conjunction with such Prospectus and Statement of Additional Information.

          The address for the Adviser, SouthWest Corporate Federal Credit Union, is now 7920 Belt Line Road, Suite 1100, Dallas, Texas 75240. In conjunction with this change, shareholder inquiries should now be sent to this address.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUFUND

                        Investment Adviser:
                        SOUTHWEST CORPORATE FEDERAL CREDIT UNION

CUFUND (the "Trust") is a no-load mutual fund seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Shares of the following fixed income portfolios (the "Portfolios"):

  .  SHORT-TERM MATURITY PORTFOLIO
  .  ADJUSTABLE RATE PORTFOLIO

The Trust's shares are offered exclusively to federal and state chartered credit unions ("Shareholders").

This Prospectus and Statement of Additional Information sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and Statement of Additional Information and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INVESTMENT WILL NOT REPRESENT SHARES OR DEPOSITS OF AND WILL NOT BE INSURED BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. ONLY CREDIT UNIONS MAY INVEST IN CUFUND.

ALL INVESTMENTS OF CUFUND ARE PERMITTED BY THE FEDERAL CREDIT UNION ACT AND NATIONAL CREDIT UNION ADMINISTRATION RULES AND REGULATIONS FOR NATURAL PERSON CREDIT UNIONS. THE MERITS OF THESE SECURITIES HAVE NOT BEEN PASSED UPON BY THE NATIONAL CREDIT UNION ADMINISTRATION NOR HAS THE NATIONAL CREDIT UNION ADMINISTRATION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

NO AGENT OR OTHER OFFICIAL OF SOUTHWEST CORPORATE FEDERAL CREDIT UNION OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CUFUND. THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY CUFUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SEPTEMBER 28, 1995

2
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   3
Annual Operating Expenses...................................................   4
Financial Highlights........................................................   5
The Trust...................................................................   6
The Short-Term Maturity Portfolio...........................................   6
The Adjustable Rate Portfolio...............................................   7
Portfolio Management Policies...............................................   7
The Adviser.................................................................   8
The Administrator...........................................................   9
The Shareholder Servicing Agent.............................................   9
The Distributor.............................................................   9
Trustees and Officers of the Trust..........................................  10
Purchase and Redemption of Shares...........................................  11
Dividends...................................................................  12
Determination of Net Asset Value............................................  12
Performance.................................................................  12
Computation of Yield........................................................  13
Calculation of Total Return.................................................  13
Federal Taxes...............................................................  13
State Taxes.................................................................  14




General Information.........................................................  15
The Trust...................................................................  15
Description of Shares.......................................................  15
Shareholder Liability.......................................................  15
Limitation of Trustees' Liability...........................................  15
Investment Limitations......................................................  16
Non-Fundamental Policies....................................................  17
Voting Rights...............................................................  18
Reporting...................................................................  18
Shareholder Inquiries.......................................................  18
Portfolio Transactions......................................................  18
5% Shareholders.............................................................  19
Counsel and Independent Accountant..........................................  19
Custodian...................................................................  19
Description of Permitted Investments and Risk Factors.......................  20
Experts.....................................................................  23
Financial Statements........................................................  23
Appendix.................................................................... A-1

                                    SUMMARY

  CUFUND (THE "TRUST") IS A NO-LOAD, DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY THAT PROVIDES A CONVENIENT WAY FOR FEDERAL AND STATE-CHARTERED CREDIT UNIONS TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE TRUST'S SHORT-TERM MATURITY AND ADJUSTABLE RATE PORTFOLIOS (EACH, A "PORTFOLIO").

  What is the Investment Objective? The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that either Portfolio will meet its investment objective. See "Investment Objective" for each Portfolio.

  What are the Permitted Investments? Each Portfolio's assets will be invested exclusively in obligations that constitute authorized investments for federal credit unions. When market conditions are favorable, the Short-Term Maturity Portfolio will be predominantly invested in mortgage-backed securities. The Adjustable Rate Portfolio will invest at least 65% of its assets in adjustable rate securities.

  What are the Risks Involved with an Investment in the Portfolios? Each Portfolio's investments are subject to market and interest rate fluctuations which may affect the value of the Portfolio's shares. In addition, the mortgage-backed securities that the Portfolios may invest in are subject to the risk of prepayment during periods of declining interest rates, which may affect the Portfolios' ability to lock-in longer term rates during such periods. See "Investment Policies" for each Portfolio and the "Description of Permitted Investments and Risk Factors."

  Who is the Adviser? Southwest Corporate Federal Credit Union serves as the Adviser of the Trust and is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive its fee and reimburse the Trust for other expenses to the extent necessary to limit the operating expenses of each Portfolio to .39%. The Adviser reserves the right, in its sole discretion, to terminate this voluntary waiver at any time. See "The Adviser."

  Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust under an Administration Agreement and is entitled to an annual fee that is based on the greater of (i) $214,000, or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust when such amount exceeds $750 million. See "The Administrator."

  Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust under the Administration Agreement. See "The Shareholder Servicing Agent."

  Who is the Distributor? SEI Financial Services Company acts as the exclusive distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services. See "The Distributor."

  How are Shares Purchased and Redeemed? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Day"). A Purchase Order will be effective as of the day received by the Distributor if the Distributor receives the order prior to 4:00 p.m., Eastern time and the Custodian receives federal funds before 12:00 p.m., Eastern time on the next Business Day. Redemption Orders must be placed prior to 4:00 p.m., Eastern time on any Business Day for the order to be accepted that day. See "Purchase and Redemption of Shares."

  How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is declared daily and distributed in the form of monthly dividends to Shareholders. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                           SHORT-TERM ADJUSTABLE
                                                            MATURITY     RATE
                                                           PORTFOLIO  PORTFOLIO
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)(2)...................    .19%       .20%
Other Expenses(3).........................................    .20%       .19%
--------------------------------------------------------------------------------
Total Operating Expenses(2)...............................    .39%       .39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Adviser has agreed to voluntarily waive its fee in an amount that operates to limit net operating expenses of each Portfolio to not more than .39% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary waiver at any time. Absent the waiver of advisory fees, Advisory Fees and Total Operating Expenses, as a percentage of average net assets, would have been .32% and .51%, respectively, for the Short Term Maturity Portfolio and .32% and .51%, respectively, for the Adjustable Rate Portfolio. Additional information may be found under "The Adviser" and "The Administrator."
(2) The Advisory Fees and Total Operating Expenses set forth above have been restated from historical figures to reflect an estimate of current expenses.
(3) Administration fees are calculated at an annual rate which is the greater of: (i) $214,000 or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million. See "The Administrator."

EXAMPLE

-------------------------------------------------------------------------------

                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
-------------------------------------------------------------------------------
An investor would pay the following expenses on a
 $1,000 investment in either Portfolio assuming 5%
 annual return and redemption at the end of each
 time period......................................  $4.00 $13.00 $22.00 $49.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The example is based upon the total operating expenses of each Portfolio as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information on Financial Highlights has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in this Prospectus and Statement of Additional Information. Additional information about the performance of the Portfolios, including management's discussion of the Portfolios' performance, is contained in the Trust's annual report to Shareholders, which may be obtained upon request without charge by contacting the Trust's Administrator.

                               ADJUSTABLE RATE PORTFOLIO         SHORT-TERM MATURITY PORTFOLIO
                          ----------------------------------- -----------------------------------
                           06/01/94    06/01/93   06/15/92(1)  06/01/94    06/01/93   06/15/92(1)
                          TO 05/31/95 TO 05/31/94 TO 05/31/93 TO 05/31/95 TO 05/31/94 TO 05/31/93
-------------------------------------------------------------------------------------------------
Net Asset Value, Begin-
 ning of Period.........       9.96       10.02       10.00       9.59       10.00       10.00
-------------------------------------------------------------------------------------------------
Income from Investment
 Operations
 Net Investment Income..       0.53        0.37        0.38       0.50        0.41        0.44
 Net Gains on Investment
  Securities............      (0.02)      (0.06)       0.02       0.14       (0.38)       0.01
-------------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........       0.51        0.31        0.40       0.64        0.03        0.45
-------------------------------------------------------------------------------------------------
Less Distributions:
 Dividends from Net
  Investment Income.....      (0.53)      (0.37)      (0.38)     (0.50)      (0.41)      (0.45)
 Capital Gain
  Distributions.........        --          --          --         --        (0.03)        --
-------------------------------------------------------------------------------------------------
  Total Distributions...      (0.53)      (0.37)      (0.38)     (0.50)      (0.44)      (0.45)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................       9.94        9.96       10.02       9.73        9.59       10.00
-------------------------------------------------------------------------------------------------
Total Return............       5.25%       3.19%       4.22%      6.92%       0.23%       4.77%
-------------------------------------------------------------------------------------------------
Ratios and Supplemental
 Data
-------------------------------------------------------------------------------------------------
Net Assets, End of Pe-
 riod (000).............    162,147     183,486     172,953     35,050      41,737      20,288
Ratio of Expenses to
 Average Net Assets, Net
 of Fee Waivers.........       0.38%       0.38%       0.39%      0.38%       0.38%       0.39%
Ratio of Expenses to
 Average Net Assets
 Excluding Fee Waivers..       0.51%       0.51%       0.55%      0.51%       0.55%       0.64%
Ratio of Net Investment
 Income to Average Net
 Assets, Net of Fee
 Waivers................       5.34%       3.70%       3.94%      5.24%       4.23%       4.69%
Ratio of Net Investment
 Income to Average Net
 Assets Excluding Fee
 Waivers................       5.21%       3.57%       3.78%      5.11%       4.06%       4.44%
Portfolio Turnover Rate.       3.51%      67.22%      70.58%     52.98%     147.70%     188.15%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1)Commencement of operations. Ratios and total returns for this period have been annualized.
   Amounts designated as "--" are either $0 or have been rounded to $0.

THE TRUST

CUFUND (the "Trust") is a diversified, open-end management investment company organized as a Massachusetts business trust on November 22, 1991 that offers units of beneficial interest ("shares") in one of two portfolios ("Portfolios")--the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio. Each share of each Portfolio represents an undivided, proportionate interest in that Portfolio. Shares of the Trust are sold without a sales charge.

The Trust is offered solely to state and federally chartered credit unions. Shares of the Trust are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act ("FCUA") and Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations ("NCUA Rules"). The Trust intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Trust's investments, and therefore shares of the Trust, continue to qualify as eligible investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Trust's investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Trust may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, the Trust encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Trust's shares are permissible investments for that credit union. While the Adviser will attempt to assure that the Trust follows the investment policies set forth herein, the Trust cannot be responsible for compliance by participating state chartered credit unions with limitations on permissible investments to which they may be subject.

The Trust is designed as a convenient and economic vehicle for state and federally chartered credit unions seeking to obtain the yields available on short-term and adjustable rate investments authorized under the FCUA. The Trust will offer to credit unions an alternative to direct investments in eligible investments, with the intended financial advantage of quantity purchases. For example, a higher yield may be available when eligible investments are bought in substantial amounts. Investment in the Trust will relieve the credit unions of many of the investment and administrative problems usually associated with the direct purchase and investment management of these eligible investments, such as scheduling maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and sell, and separate principal and interest recordkeeping.

THE SHORT-TERM MATURITY PORTFOLIO

INVESTMENT OBJECTIVE

The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. There is no assurance that the investment objective will be met.

INVESTMENT POLICIES

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the FCUA consisting of obligations issued or fully guaranteed as to principal and interest by the United States Government and its agencies or instrumentalities; certificates of deposit, banker's acceptances and time deposits issued or guaranteed by United States banks with total assets exceeding $1 billion, including comparable U.S. dollar denominated obligations of foreign branches of such banks; mortgage-backed securities; share certificates issued by corporate credit unions that operate in compliance with Part 704 of the NCUA Rules and are examined by the NCUA; repurchase agreements and reverse repurchase agreements involving securities that constitute permissible investments for the Portfolio; and federal funds. When market conditions are favorable, the Portfolio will be predominantly invested in mortgage-backed securities. See "Portfolio Management Policies." For additional information regarding permitted investments of the Portfolio, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Short-Term Maturity Portfolio will maintain an average weighted maturity of three years or less. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."

THE ADJUSTABLE RATE PORTFOLIO

INVESTMENT OBJECTIVE

The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that the investment objective will be met.

INVESTMENT POLICIES

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations authorized under the FCUA (see "The Short-Term Maturity Portfolio-- Investment Policies"). The Adjustable Rate Portfolio will, under normal circumstances, invest at least 65% of its assets in adjustable rate mortgage securities ("ARMs") or other adjustable rate securities that have interest rates which reset at periodic intervals. ARMs are pass-through certificates representing interests in a pool of adjustable rate mortgages. These adjustable rate mortgages and other adjustable rate securities have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than other debt securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates. For a description of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Adjustable Rate Portfolio expects to maintain an average weighted maturity of 5 years.

PORTFOLIO MANAGEMENT POLICIES

The Adviser will seek to enhance the yield of each Portfolio by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Trust may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

Mortgage-backed securities purchased by a Portfolio will be issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities or, if backed by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). The principal Governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. Guarantees of each Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares. Each Portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Under normal circumstances, the Adjustable Rate Portfolio will invest at least 25% of its total assets in privately issued mortgage-backed securities (securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities), including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation) that is not responsible for the payment of principal and interest on such securities. While such securities are not obligations of a governmental entity and thus may bear a greater risk of nonpayment, the timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. As stated above, each Portfolio intends to invest only in privately issued, mortgage-backed securities rated in one of the two highest rating categories.

For temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in the money market instruments described above and in the "Description of Permitted Investments and Risk Factors," and may hold a portion of its assets in cash. While each Portfolio expects to invest primarily in mortgage-backed securities, the Adviser may decide to reduce either Portfolio's holdings at a time when it believes mortgage-backed securities are trading at a high premium, experiencing high levels of prepayments, trading at historically narrow effective margins, or are otherwise less attractive investments with a risk of capital depreciation.

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Portfolio will not exceed 200%. This rate of portfolio turnover will likely result in higher transaction costs and higher levels of capital gains than if the turnover rate was lower.

The Portfolios will not purchase any obligation of any bank or savings and loan association that does not qualify as a "Section 107(8) institution" under the FCUA and regulations thereunder.

Fluctuations in the price of securities held by a Portfolio will cause fluctuations in the net asset value of that Portfolio's shares.

Some of the permitted investments for the Portfolios may not be permitted investments for particular state chartered credit unions. See "The Trust."

THE ADVISER

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") have entered into an investment advisory agreement dated May 1, 1992 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser for which the affiliate receives compensation.

The Adviser is a federally chartered corporate credit union located at 4455 LBJ Freeway, Farmers Branch, TX 75244-5998. As of August 31, 1995, the Adviser had total assets of approximately $3.3 billion, ranking it as the third largest corporate credit union in the United States. Founded in 1975, the Adviser provides credit unions with investment products and services; payment systems services; correspondent financial services; financial management information; and credit services. The Adviser registered as an investment adviser in 1989 and, as of August 31, 1995, had credit union funds under advisement in its Investment Advisory Service of approximately $1.6 billion.

Linda K. Bowers, Senior Investment Adviser--Portfolio Analyst of the Adviser, joined the Adviser in 1993 and has served as portfolio manager for the Adjustable Rate Portfolio since September, 1993. She also advises approximately 20 portfolios of member credit unions under the Network Investment Advisory Service. She has worked in the fixed income markets since 1985.

Bruce M. Fox, Vice President of Funds Management--joined the Adviser in 1991 and has served as portfolio manager of the Short-Term Maturity Portfolio since August, 1994. He also advises approximately 20 portfolios of member credit unions under the Network Investment Advisory Service, and is responsible for the Adviser's reverse repurchase agreement portfolio of approximately $1.4 billion. Prior to 1991, Mr. Fox was Cash Manager at Members Insurance Group. Mr. Fox is also responsible for management of Southwest Corporate Federal Credit Union's funds management area.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. California regulations require that the Adviser waives its advisory fee on that portion of a Portfolio's assets invested in other open-end investment companies. In addition, the Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) exceeds limitations established by the State of California (currently significantly higher than the Trust's expense ratio), the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust or either Portfolio to an extent which would result in a Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Portfolio by a majority of the outstanding shares of that Portfolio, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator") and the Trust are parties to an administration agreement dated May 1, 1992 (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with overall administrative services (other than investment advisory services) including all necessary office space, equipment, personnel, and facilities.

The Trust pays the Administrator a fee, which is calculated at an annual rate which is the greater of: (i) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million, or (ii) $214,000.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement.

The Administration Agreement shall remain in effect for a period of two years after the date of the Agreement and shall continue in effect for successive periods of one year subject to review by the Trustees of the Trust.

The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: SEI Liquid Asset Trust; SEI Tax Exempt Trust; SEI Institutional Managed Trust; SEI Index Funds; SEI International Trust; SEI Daily Income Trust; Stepstone Funds; FFB Lexicon Funds; The Compass Capital Group; The Pillar Funds; STI Classic Funds; CoreFunds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; Rembrandt Funds(R); The Arbor Fund; 1784 Funds; The PBHG Funds, Inc.; The Advisors' Inner Circle Fund; Marquis SM Funds; Morgan Grenfell Investment Trust; Inventor Funds, Inc.; The Achievement Funds Trust; Bishop Street Funds; Crest Funds Inc.; Conestoga Family of Funds; and Insurance Investment Products Trust.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement. See "The Administrator."

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a registered broker-dealer that is a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated May 1, 1992. Each Portfolio may also execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

The Distribution Agreement appoints the Distributor as the exclusive distributor of the Trust and provides that the Trust be sold without a minimum sales quota. The Distribution Agreement is renewable annually and may be terminated at any time by the Distributor, trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees") or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party.

No compensation is paid to the Distributor for distribution services.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

JAMES L. BRYAN*--Trustee--777 E. Campbell Road, Suite 731, Richardson, Texas 75081. President of Texins Credit Union, Richardson, Texas (1974-present).

GARY L. JANACEK*--Trustee--2401 S. 31st Street, Temple, Texas 76508. President of Scott and White Employees Credit Union, Temple, Texas (1977-present)

ARNO J. EASTERLY*--Trustee--2701 Village Lane, Bossier City, Louisiana 71112. President of Barksdale Federal Credit Union, Barksdale AFB, Louisiana (1984-present).

DR. MARTHA ROMAYNE SEGER--Trustee--4810 E. Scarlett Street, Tucson, Arizona 85711. John M. Olin Distinguished Fellow in the Eller Center for the Study of the Private Market Economy at The University of Arizona, Tucson (1991-present). Former Governor of the Federal Reserve System in Washington, D.C. (1984-91).
--------
* Messrs Bryan, Janacek and Easterly are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

RICHARD HELBER--Trustee--2800 Civic Center Drive, Southfield, Michigan 48076. President of Central Corporate Credit Union, Southfield, Michigan (1995-present).

DAVID G. LEE--President, Chief Executive Officer--Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor 1991-1993. President, GW Sierra Trust Funds before 1991.

CARMEN V. ROMEO--Treasurer, Assistant Secretary--Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI since 1977. Director, Executive Vice President and Treasurer of the Administrator and the Distributor since 1981.

STEPHEN G. MEYER--Controller, Assistant Secretary--CPA--1995 to Present; Director--Internal Audit and Risk Management--SEI Corporation--1992 to 1995; Coopers & Lybrand, Senior Associate--1990-1992; Vanguard Group of Investments, Internal Audit Supervisor--Prior to 1990.

RICHARD W. GRANT--Secretary--2000 One Logan Square, Philadelphia, Pennsylvania 19103, Partner of Morgan, Lewis & Bockius (law firm), Counsel to SEI, the Trust, Administrator and the Distributor for the past five years.

KEVIN P. ROBINS--Vice President, Assistant Secretary--Senior Vice President and General Counsel of SEI, the Administrator and the Distributor and Assistant Secretary of SEI since 1994. Secretary of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

SANDRA K. ORLOW--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

ROBERT B. CARROLL--Vice President, Assistant Secretary--Vice President, Assistant Secretary of SEI, the Administrator and the Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle & Boothe (law firm) prior to 1990.

KATHRYN L. STANTON--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989 to 1994.

TODD CIPPERMAN--Vice President, Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JOSEPH M. LYDON--Vice President, Assistant Secretary--Director of Business Administration of Fund Resources, SEI Corporation since April, 1995; Vice President of Fund Group and Vice President of the Adviser--Dreman Value Management, LP and President of Dreman Financial Services, Inc. prior to 1995.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

The following table exhibits Trustee compensation for the fiscal year ended May 31, 1995.

                            AGGREGATE
                          COMPENSATION      PENSION OR
                         FROM REGISTRANT    RETIREMENT      ESTIMATED      TOTAL COMPENSATION FROM
                         FOR THE FISCAL  BENEFITS ACCRUED    ANNUAL      REGISTRANT AND FUND COMPLEX
                           YEAR ENDED    AS PART OF FUND  BENEFITS UPON    PAID TO TRUSTEES FOR THE
NAME OF PERSON            MAY 31, 1995       EXPENSES      RETIREMENT   FISCAL YEAR ENDED MAY 31, 1995
------------------------------------------------------------------------------------------------------
Dr. M.R. Seger..........     $24,000           N/A             N/A      $24,000 for service on 1 board
------------------------------------------------------------------------------------------------------
J.L. Bryan..............     $ 4,000           N/A             N/A      $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------------------
A.J. Easterly...........     $ 4,000           N/A             N/A      $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------------------
G.L. Janacek............     $ 4,000           N/A             N/A      $ 4,000 for service on 1 board
------------------------------------------------------------------------------------------------------
J.A. Johnson*...........     $ 3,000           N/A             N/A      $ 3,000 for service on 1 board
------------------------------------------------------------------------------------------------------
A.E. Williams**.........     $ 1,000           N/A             N/A      $ 1,000 for service on 1 board
------------------------------------------------------------------------------------------------------
R. Helber...............     $ 1,000           N/A             N/A      $ 1,000 for service on 1 board
------------------------------------------------------------------------------------------------------
R. Nesher***............     $     0           N/A             N/A      $     0 for service on 1 board
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

  * Mr. Johnson resigned from the Board of Trustees effective January 30, 1995. ** Mr. Williams is deceased.
*** Mr. Nesher resigned from the Board of Trustees effective September 7, 1995.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of either Portfolio may be made on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Day") by placing orders with the Distributor.

The minimum initial investment in either Portfolio of the Trust is $100,000. There is no minimum for subsequent investments.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m. Eastern time, and the Custodian receives federal funds before 12:00 p.m. Eastern time on the next Business Day. The purchase price of shares of a Portfolio is the net asset value next determined after a purchase order is received by the Trust. The net asset value per share of a Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time), on any Business Day . See "Determination of Net Asset Value." Purchases will be made in full and fractional shares of the Trust calculated to three decimal places.

Shareholders who desire to redeem shares of either Portfolio must place their redemption orders prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. The redemption price of the shares is the net asset value of the Portfolio next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, as required by the 1940 Act. It is currently the Trust's policy to pay for redemptions in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission (the "SEC") by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business for any reason.

Purchase and redemption orders may be placed by telephone. Neither the Trust nor its transfer agent nor subagent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent and subagent may each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. The Trust or the Trust's transfer agent may be liable for losses resulting from fraudulent or unauthorized instructions if it does not employ these procedures. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

DIVIDENDS

Substantially all of the net investment income (not including capital gain) of each Portfolio is distributed in the form of monthly dividends to Shareholders. Net investment income consists of accrued interest and any general income of the Trust allocated to a Portfolio less the estimated expenses of such Portfolio and the general expenses of the Trust allocated to such Portfolio applicable to that period. Dividends are declared daily, just prior to a determination of net asset value. If a purchase order is placed on the preceding Business Day, shares begin earning dividends on the Business Day federal funds payment is received by the Custodian. If a purchase order and federal funds are received the same Business Day, shares begin earning dividends on the next Business Day. Currently, capital gains of a Portfolio, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined unless the Shareholder has elected at the time of initial investment to take such payments in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change. Dividends and distributions of each Portfolio are paid on a per-share basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares.

Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. In addition, securities and other assets for which market prices are either (i) not readily available, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith by the Adviser under procedures established by the Board of Trustees.

PERFORMANCE

From time to time, each Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The 30 day yield of a

Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30 day period. The 30 day yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. See "Computation of Yield."

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. See "Calculation of Total Return."

Each Portfolio's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Indices that may be used are as follows: for the Short-Term Maturity Portfolio--1 year and 3 year Constant Maturity Treasury Adjustable Rate ("CMT"); for the Adjustable Rate Portfolio--1 month and 6 month London Interbank Offered Rate ("LIBOR"), 1 year CMT, Effective Fed Funds Rate, and 30 day Donoghue Index.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise a 30 day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that 30 day period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd)+1)/6/-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended May 31, 1995, the end of the Trust's most recent fiscal year, the yield for each Portfolio was: Short-Term Maturity Portfolio, 5.38% and Adjustable Rate Portfolio, 6.15%.

CALCULATION OF TOTAL RETURN

From time to time, each Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period. For the fiscal period ended May 31, 1995 the total return for each Portfolio was: Short-Term Maturity Portfolio, 6.92% and Adjustable Rate Portfolio, 5.25%. For the period from June 15, 1992 (commencement of operations) through May 31, 1995, the average annual total return for each Portfolio was: Short Term Maturity, 3.92% and Adjustable Rate Portfolio, 4.22%.

FEDERAL TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Prospectus and Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their Shareholders. Credit unions generally are exempt from federal income taxation on income, dividends, and capital gains realized as a result of purchasing, holding, or redeeming shares of the Trust. Shareholders are, however, urged (but not required) to consult their tax advisors regarding specific questions as to federal, state and local income taxes including, without limitation, issues relating to unrelated business income taxes.

Tax Status of the Portfolios:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolio. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gain over short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed annually and will be taxed to Shareholders as long-term capital gain, regardless of how long the Shareholder has held shares. Each Portfolio will make annual reports to Shareholders of the federal income tax status of all distributions.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other
RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. The Trust's Adviser may reimburse the Trust for certain costs incurred.

If for any taxable year a Portfolio does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at corporate rates without any deduction for distributions to its Shareholders.

Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends declared by a Portfolio in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the Shareholder on December 31 of that year, if paid by the Portfolio at any time during the immediately succeeding January.

Sale or redemption of Portfolio shares is a taxable event to the Shareholder.

STATE TAXES

Income received on direct U.S. obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a

Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements may not be exempt from state taxation. Each Portfolio will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Each Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. See "Federal Taxes."

GENERAL INFORMATION

THE TRUST

The Declaration of Trust under which the Trust was organized permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong only to that portfolio and would be subject only to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

For the Short-Term Maturity Portfolio, for the fiscal periods ended May 31, 1993, May 31, 1994 and May 31, 1995, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio were $12,100, $25,773 and $40,076, respectively, and (ii) the fees payable to the Adviser were $43,000, $91,635 and $128,971, respectively, of which $33,500, $46,444 and $58,150 were waived, respectively. For the Adjustable Rate Portfolio, for the fiscal period ended May 31, 1993, May 31, 1994 and May 31, 1995, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio were $144,200, $158,486 and $167,753, respectively, and (ii) the fees payable to the Adviser were $512,600, $563,497 and $544,498, respectively, of which $260,800, $222,776 and $208,635 were waived, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of a Portfolio, each of which represents an equal proportionate interest in that Portfolio with each other share of the Portfolio. Shares are entitled upon liquidation to a pro rata share in the net assets of the respective Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board of Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders incurring financial loss for that reason appears remote because (i) the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable for his or her own willful defaults and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, principal underwriter or custodian. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are "fundamental policies" of each Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result of such purchase more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements involving such securities; and further provided that the Adjustable Rate Portfolio will invest at least 25% of the value of its total assets in mortgage-backed securities which are not issued or guaranteed by the U.S. Government as described in this Prospectus, except when investing for temporary defensive purposes.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets, except that each Portfolio may enter into reverse repurchase agreements. Any borrowing will be done from a credit union, corporate credit union or bank (any borrowing over 5% will be from a bank) and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolo's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; and (b) a Portfolio may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by paragraph (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this limitation shall not prohibit the purchase of securities of issuers that may invest in such obligations and debt securities secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

9. Purchase securities of other investment companies except for money market funds, CMOs and REMICs (defined below) and then only as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolios own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of either Portfolio; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of either Portfolio. Investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

It is the position of the SEC's Staff that certain nongovernmental issuers of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") constitute investment companies pursuant to the 1940 Act and that investments in instruments issued by such entities are subject to the limitations set forth above unless the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulations or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

13. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
(ii) municipal securities which are rated by at least two NRSROs, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

In addition,

14. CUFUND is not insured or insurable by the National Credit Union Share Insurance Fund.

15. CUFUND is not supervised or examined by NCUA and is not subject to NCUA oversight. It is the responsibility of each credit union investing in CUFUND to evaluate the appropriateness of the investment and the suitable level of concentration risk on their balance sheets.

16. Except for the initial shareholder, CUFUND investors are restricted to only credit unions. CUFUND will refuse all offers of investment arising from other non-credit union parties.

17. Each Portfolio of CUFUND will only invest in investments and engage in transactions permitted for natural person federal credit unions under Sections 107(7), 107(8) and 107(15) of the FCUA and Part 703 of the NCUA Rules and Regulations.

18. Any amendments, modifications, or changes to these fundamental policies must be approved by the NCUA before becoming effective.

NON-FUNDAMENTAL POLICIES

Non-fundamental policies can be changed without Shareholder approval.

Each Portfolio may not:

1. Invest in warrants.

2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at a price that approximates its carrying value by the Portfolio, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3. Write or purchase puts, calls, options or combinations thereof.

4. Acquire more than 10% of the voting securities of any one issuer.

5. Invest in companies for the purpose of exercising control.

Credit unions that seek an independent certified accountant's opinion on their financial statements in accordance with generally accepted accounting principles ("GAAP") are required to account for investments in mutual funds such as CUFUND at fair value each month. Credit unions that do not seek an independent certified accountant's opinion in accordance with GAAP are required to account for investments in mutual funds by the lower of cost or market each month. This disclosure is intended to comply with the substance of an NCUA requirement that the Adviser disclose the proper accounting treatment for Shareholders investing in the Trust.

The foregoing percentages concerning the investment limitations and non-fundamental policies of the Portfolios will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

In addition to the investment restrictions discussed in fundamental policy number 9, as long as each Portfolio's shares are registered for sale in the state of California, the Adviser is required, pursuant to California regulations, to waive its advisory fee on that portion of a Portfolio's assets invested in other open-end investment companies.

VOTING RIGHTS

Each share of a Portfolio held entitles the Shareholder of record to one vote on all matters voted on by the Shareholders of such Portfolio. Each Portfolio will vote separately on matters relating solely to that Portfolio. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by a majority vote of the remaining Trustees or by a majority vote of Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting. Voting by proxy is permitted.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Adviser, 4455 LBJ Freeway, Suite 1200, Farmers Branch, TX 75244-5998.

PORTFOLIO TRANSACTIONS

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the transaction cost, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads.

The Adviser may place a combined order for two or more accounts or Portfolios engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Portfolio. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Portfolios. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Trust may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or an affiliate of the Adviser in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor or an affiliate of the Adviser and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or an affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of compensation paid to the Distributor or an affiliate of the Adviser and will review these procedures periodically.

5% SHAREHOLDERS

As of September 5, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were owned by the indicated entities both of record and beneficially.

ADJUSTABLE RATE PORTFOLIO

Southwest Corporate FCU
c/o Robert Hall
P.O. Box 655147
Dallas TX 75265-5147, 88.16%

SHORT-TERM MATURITY PORTFOLIO

Southwest Corporate FCU
c/o Robert Hall
P.O. Box 655147
Dallas TX 75265-5147, 65.72%

Atlantic Federal Credit Union
P.O. Box 2819
Dallas, TX 75221, 14.74%

Dyess Federal Credit Union
Attn: Wilson R. Little
P.O. Box 631
Abilene, TX 79604, 8.15%

Carter Federal Credit Union
c/o Sherrel Matlock
P.O. Box 814
Springhill, LA 71075, 5.96%

As of September 5, 1995 Southwest Corporate FCU, P.O. Box 655147, Dallas, TX 75265-5147, which is the Adviser, owned of record 88.16% and 65.72% of the outstanding voting securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio, respectively. Southwest Corporate FCU has voting or investment power with respect to such voting securities. Consequently, under the 1940 Act, Southwest Corporate FCU may be deemed to be a controlling person of the Adjustable Rate Portfolio. To the best of the knowledge of the Trust, Southwest Corporate FCU's ownership of such voting securities is for investment only, not for purposes of control, but may materially affect the voting rights of other Shareholders of the Adjustable Rate Portfolio.

COUNSEL AND INDEPENDENT ACCOUNTANT

Morgan, Lewis & Bockius, Washington D.C. and Philadelphia, Pennsylvania, serves as counsel to the Trust. Arthur Andersen LLP, Philadelphia, Pennsylvania, serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolios:

BANKERS' ACCEPTANCE--are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT; SHARE CERTIFICATES-- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan associations in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Each Portfolio may also purchase share certificates issued by certain credit unions which cannot be traded in a secondary market. Such share certificates are considered to be illiquid securities and neither Portfolio may invest more than 15% of its total assets in illiquid securities. See "Non-Fundamental Policies."

FEDERAL FUNDS--Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight. Unsecured loans of federal funds may be made to U.S. banks and other Section 107(8) institutions, provided that:
1) the accounts of such banks are federally insured; 2) the interest received is at the market rate for federal funds transactions; and 3) the transaction has a specified maturity or the Portfolio is able to require repayment at any time. Federal funds investments maturing in more than seven days are considered to be illiquid; a Portfolio will not invest more than 15% of its assets in such securities. See "Non-Fundamental Policies."

Loans of federal funds are not federally insured. In the event the borrower of federal funds enters into a bankruptcy or other insolvency proceedings, the lending Portfolio could experience delays and incur expenses in recovering cash. Further, the possibility exists that, in such an instance, the borrowing institution may not be able to repay the borrowed funds. A Portfolio will limit federal funds lending to those banks and other Section 107(8) institutions whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

    Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

    Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

    Collateralized Mortgage Obligations: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). The Trust may purchase fixed, adjustable or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities; are collateralized by privately issued fixed rate or adjustable rate mortgages adhering to sufficient credit enhancements to achieve the highest rating by a nationally recognized rating agency; whose price is not estimated to change more than 17 percent, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points; whose expected average life is not greater than 10 years; whose average life would not extend by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; and whose average life would not shorten by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. The expected average life test and the two average life sensitivity tests, which are set forth in the final three clauses of the immediately preceding sentence hereof, do not apply to a floating or adjustable rate CMO that has all of the following characteristics at the time of purchase or on a subsequent date: the interest rate of the instrument resets at least annually; the interest rate of the instrument, at the time of purchase or at a subsequent testing date, is below the contractual cap of the instrument; the index upon which the interest rate is based is a conventional, widely-used market interest rate such as LIBOR; and the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the related index.

    REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. The Portfolios only will invest in residual REMICs for hedging purposes pursuant to Section 703.5(i) of the NCUA Rules. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

    Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid. The Portfolios only will invest in SMBs for hedging purposes pursuant to Section 703.5(i) of the NCUA Rules.

    Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, although they are not considered to be loans under Section 107 of the FCUA, which generally limits federal credit unions to making loans only to members.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which a Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act, and would also be considered to be borrowings under Section 107 of the FCUA.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for a deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

UNITED STATES GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

UNITED STATES TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations purchased by each Portfolio may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices such as the Federal Reserve Composite Index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--The Portfolios may individually purchase or sell portfolio securities in when-issued or delayed delivery transactions. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Portfolio will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

EXPERTS

The Financial Statements in this Prospectus and Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The following are the audited Financial Statements for the fiscal period ended May 31, 1995, and the Report of Independent Public Accountants of Arthur Andersen LLP dated July 6, 1995 relating to the Financial Statements and Financial Highlights for the Portfolios.

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1995

  Face                                                                   Market
 Amount                                                                  Value
  (000)  ADJUSTABLE RATE PORTFOLIO                                       (000)
----------------------------------------------------------------------------------
         AGENCY MORTGAGE-BACKED OBLIGATIONS (36.7%)
         FHLMC
 $ 5,678   Class #1329 FA, 5.507%, 08/15/99 (A) CMO ....................  $  5,560
   3,474   Class #1512 M, 5.457%, 05/15/08 (A) CMO .....................     3,344
   8,794   Class #1611 G, 6.563%, 05/15/21 (A) CMO .....................     8,767
   5,759   Pool #970003, 6.851%, 01/01/23 (A) (B) ......................     5,813
  11,552   Pool #970021, 6.919%, 01/01/23 (A) (B) ......................    11,711
         FNMA
   1,656   Class #G 92-28 F, 6.594%, 05/25/07 (A) CMO ..................     1,663
  16,500   Class #92-112 FC, 6.794%, 06/25/18 (A) CMO ..................    16,714
     881   Pool #165655, 6.805%, 05/01/22 (A) (B) ......................       903
   3,881   Pool #166291, 6.808%, 06/01/22 (A) (B) ......................     3,944
   1,135   Pool #169164, 7.114%, 06/01/22 (A) (B) ......................     1,158
----------------------------------------------------------------------------------
             Total Agency Mortgage-Backed Obligations (Cost $59,757) ...    59,577
----------------------------------------------------------------------------------
         NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (54.3%)
         Capstead Securities IV
   3,939   Class #92-9 A, 7.114%, 07/25/22 (A) (B) .....................     3,889
         Citicorp Mortgage Securities
   1,035   Class #92-9 A4, 6.975%, 04/25/21 (A) CMO ....................     1,036
         DLJ Mortgage Acceptance
   5,660   Class #94-Q1 1A1, 5.888%, 03/25/24 (A) (B) ..................     5,674
         FBS Mortgage
      87   Class #92-CB B1, 6.743%, 09/25/23 (A) CMO ...................        87
         First Boston Mortgage Securities
   8,000   Class #93-4 A, 6.934%, 06/26/00 (A) CMO .....................     8,055
         Fund America Investors II
   3,734   Class #93-J M, 6.950%, 12/25/23 (A) (B) .....................     3,776
         Merrill Lynch Mortgage Investments
   7,400   Class #91-F A2, 6.903%, 06/15/16 (A) (B) ....................     7,410
   7,000   Class #92-C A2, 6.913%, 06/15/17 (A) (B) ....................     7,009
         Prudential Home Mortgage Securities
   5,477   Class #93-5 A7, 6.825%, 03/25/00 (A) CMO ....................     5,505
         Residential Funding Mortgage Securities I
     756   Class #92-S33 A4, 6.913%, 09/25/19 (A) CMO ..................       757
         Resolution Trust
   3,158   Class #92-M4 A4, 6.925%, 09/25/21 (A) CMO ...................     3,158
   1,943   Class #92-6 B9, 6.985%, 11/25/26 (A) CMO ....................     1,928
   2,240   Class #92-3 A4, 6.675%, 09/25/30 (A) CMO ....................     2,240
         Ryland Mortgage Securities
   3,316   Class #92-L6 A2, 7.510%, 05/25/22 (A) (B) ...................     3,339
   3,630   Class #92-L9 A2, 7.542%, 07/25/22 (A) (B) ...................     3,626
         Salomon Brothers Mortgage Securities VII
   4,450   Class #92-2 A4, 7.415%, 06/25/22 (A) (B) ....................     4,506

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1995

     Face                                                              Market
    Amount                                                             Value
 (000)/Shares ADJUSTABLE RATE PORTFOLIO (concluded)                    (000)
--------------------------------------------------------------------------------
   $ 3,031      Class #92-4 A5, 7.312%, 09/25/22 (A) (B) .............  $  3,046
     5,391      Class #92-6 A1, 7.198%, 11/25/22 (A) (B) .............     5,425
              Saxon Mortgage Securities
     1,204      Class #92-1 A2, 7.602%, 09/25/22 (A) (B) .............     1,200
     3,255      Class #92-3 A1, 7.487%, 11/25/22 (A) (B) .............     3,239
     5,680      Class #93-1 A, 7.601%, 02/25/23 (A) (B) ..............     5,694
              Sears Mortgage Securities
     2,209      Class #93-3 F, 7.013%, 07/25/20 (A) CMO ..............     2,212
              Securitized Assets Sales
     5,240      Class #93-8 A2, 7.997%, 12/26/23 (A) CMO .............     5,273
--------------------------------------------------------------------------------
                  Total Non-Agency Mortgage-Backed Obligations (Cost
                  $88,532) ...........................................    88,084
--------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (6.8%)
              FHLB Discount Notes
     5,000      5.880%, 06/09/95 .....................................     4,993
              FNMA Discount Notes
     6,000      5.880%, 06/12/95 .....................................     5,988
--------------------------------------------------------------------------------
                  Total U.S. Government Agency Obligations (Cost
                  $10,982) ...........................................    10,981
--------------------------------------------------------------------------------
              CASH EQUIVALENTS (1.7%)
              SEI Liquid Asset Trust Government Portfolio
     2,692      5.700%, 06/07/95 .....................................     2,692
--------------------------------------------------------------------------------
                Total Cash Equivalents (Cost $2,692) .................     2,692
--------------------------------------------------------------------------------
                Total Investments (99.5%) (Cost $161,963) ............   161,334
--------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------
                Total Other Assets and Liabilities, Net ..............       813
--------------------------------------------------------------------------------
              NET ASSETS:
                Portfolio shares (unlimited authorization--no par
                 value) based on 16,313,939 outstanding shares of
                 beneficial interest .................................   163,448
                Distributions in Excess of Net Investment Income......       (19)
                Accumulated Net Realized Loss on Investments .........      (653)
                Net Unrealized Depreciation of Investments ...........      (629)
--------------------------------------------------------------------------------
              TOTAL NET ASSETS: (100.0%)..............................  $162,147
--------------------------------------------------------------------------------
              NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
              PER SHARE...............................................     $9.94
--------------------------------------------------------------------------------

CMO ---Collateralized Mortgage Obligation
FHLB --Federal Home Loan Bank
FNMA --Federal National Mortgage Association
FHLMC--Federal Home Loan Mortgage Corporation
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1995.
(B) Pass-Through Security

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1995

  Face                                                                    Market
 Amount                                                                   Value
 (000)  SHORT-TERM MATURITY PORTFOLIO                                     (000)
----------------------------------------------------------------------------------
        AGENCY MORTGAGE-BACKED OBLIGATIONS (55.5%)
        FHLMC
 $  348   Class #1134 C, 8.000%, 09/15/96 CMO ............................  $  349
    792   Class #1275 VK, 7.000%, 01/15/97 CMO ...........................     795
    500   Class #1539 PC, 4.500%, 04/15/99 CMO ...........................     495
    349   Class #1655 A, 4.750%, 08/15/99 CMO ............................     345
    302   Class #1631 A, 4.750%, 09/15/04 CMO ............................     300
    727   Class #1403 B, 5.250%, 08/15/06 CMO ............................     724
    455   Class #1640 F, 6.462%, 10/15/07 (A) CMO.........................     451
  2,500   Class #1714 B, 5.250%, 05/15/09 CMO ............................   2,460
  1,000   Class #1611 C, 5.000%, 03/15/13 CMO ............................     973
  1,450   Class #1543 TC, 5.400%, 06/15/13 CMO ...........................   1,426
    139   Class #1392 AA, 6.250%, 03/15/15 CMO ...........................     138
  1,000   Class #1671 D, 5.750%, 11/15/16 CMO ............................     976
  1,000   Class #1650 D, 5.400%, 04/15/24 CMO.............................     963
        FNMA
    453   Class #92-131 GA, 7.000%, 05/25/97 CMO .........................     454
    442   Class #93-186 A, 5.000%, 04/25/00 CMO ..........................     437
    106   Class #93-141 PA, 4.250%, 11/25/03 CMO .........................     105
  2,000   Class #92-155 E, 6.700%, 08/25/04 CMO ..........................   1,987
    294   Class #93-137 PA, 4.750%, 04/25/05 CMO .........................     292
    302   Class #93-110 A, 2.500%, 10/25/06 CMO ..........................     300
  1,000   Class #93-99 PB, 4.500%, 06/25/08 CMO ..........................     986
    600   Class #G93-9 C, 5.500%, 03/25/10 CMO ...........................     593
  1,000   Class #93-207 B, 4.850%, 06/25/10 CMO ..........................     969
    800   Class #92-132 PE, 7.250%, 07/25/15 CMO .........................     804
    873   Class #92-28 A, 6.250%, 12/25/16 CMO ...........................     867
    203   Class #91-82 PH, 8.000%, 11/25/18 CMO...........................     203
  1,042   Class #90-106 H, 8.500%, 01/25/19 CMO...........................   1,047
----------------------------------------------------------------------------------
            Total Agency Mortgage-Backed Obligations (Cost $19,710) ......  19,439
----------------------------------------------------------------------------------
        NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (31.8%)
        Countrywide Mortgage Backed Securities
    686   Class #94-D A1, 6.594%, 03/25/24 (A) CMO .......................     672
        First Boston Mortgage Securities
    122   Class #93-5 A13, 7.300%, 10/25/97 CMO ..........................     122
        General Electric Mortgage Services
  1,500   Class #94-7 A4, 5.500%, 02/25/09 CMO ...........................   1,461
        Housing Securities
    256   Class #94-1 A4, 5.500%, 07/25/02 CMO ...........................     250
        Prudential Home Mortgage Securities
  1,370   Class #93-43 A1, 5.400%, 10/25/23 CMO...........................   1,333
  1,500   Class #93-57 A2, 5.500%, 12/25/23 CMO...........................   1,466
  3,000   Class #93-54 A21, 5.500%, 01/25/24 CMO .........................   2,902

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1995

     Face                                                                Market
    Amount                                                                Value
 (000)/Shares SHORT-TERM MATURITY PORTFOLIO (concluded)                   (000)
----------------------------------------------------------------------------------
              Residential Funding Mortgage Securities I
    $  456      Class #92-S30 A5, 7.000%, 04/25/97 CMO .................   $   456
     1,287      Class #93-S40 A1, 6.462%, 11/25/23 (A) CMO..............     1,255
     1,236      Class #94-S1 A1, 4.750%, 01/25/24 CMO ..................     1,218
----------------------------------------------------------------------------------
                  Total Non-Agency Mortgage-Backed Obligations (Cost
                  $11,389) .............................................    11,135
----------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (5.4%)
              FNMA Discount Notes
     1,400      5.960%, 06/01/95 .......................................     1,399
       500      5.950%, 06/29/95 .......................................       498
----------------------------------------------------------------------------------
                  Total U.S. Government Agency Obligations (Cost $1,898)     1,897
----------------------------------------------------------------------------------
              CASH EQUIVALENTS (7.6%)
              SEI Liquid Asset Trust Government Portfolio
     1,381      5.700%, 06/07/95 .......................................     1,381
              SEI Liquid Asset Trust Treasury Portfolio
     1,285      5.720%, 06/07/95 .......................................     1,285
----------------------------------------------------------------------------------
                Total Cash Equivalents (Cost $2,666) ...................     2,666
----------------------------------------------------------------------------------
                Total Investments (100.3%) (Cost $35,663) ..............    35,137
----------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------------------------
                Total Other Assets and Liabilities, Net ................       (87)
----------------------------------------------------------------------------------
              NET ASSETS:
              Porfolio shares (unlimited authorization--no par value)
               based on 3,603,405 outstanding shares of beneficial
               interest ................................................    36,298
              Distributions in Excess of Net Investment Income .........        (2)
              Accumulated Net Realized Loss on Investments .............      (720)
              Net Unrealized Depreciation of Investments ...............      (526)
----------------------------------------------------------------------------------
              TOTAL NET ASSETS: (100.0%) ...............................   $35,050
----------------------------------------------------------------------------------
              NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
              SHARE.....................................................     $9.73
----------------------------------------------------------------------------------

CMO ---Collateralized Mortgage Obligation
FNMA --Federal National Mortgage Association
FHLMC--Federal Home Loan Mortgage Corporation
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1995.

STATEMENT OF OPERATIONS                                                   CUFUND

For the Year ended 05/31/95

                                                       (IN THOUSANDS)
                                             -----------------------------------
                                             ADJUSTABLE RATE SHORT-TERM MATURITY
                                                PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------
Interest Income............................      $9,743            $2,267
--------------------------------------------------------------------------------
Expenses:
 Administrator Fee.........................         168                40
 Investment Adviser Fee....................         544               129
 Waiver of Investment Adviser Fee..........        (209)              (58)
 Custodian Fees............................          15                 4
 Professional Fees.........................          34                 8
 Registration Fees.........................           8                 1
 Insurance Fees............................           7                 3
 Trustee Fees..............................          42                 9
 Printing Fees.............................          18                 4
 Amortization of Deferred Organizational
  Costs....................................          11                11
 Other.....................................          19                 2
--------------------------------------------------------------------------------
  Total Expenses...........................         657               153
--------------------------------------------------------------------------------
 Net Investment Income.....................       9,086             2,114
--------------------------------------------------------------------------------
 Net Realized Loss on Securities Sold......        (638)             (599)
--------------------------------------------------------------------------------
 Net Unrealized Appreciation of Investment
  Securities...............................          78               999
--------------------------------------------------------------------------------
Net Gain (Loss) on Investments.............        (560)              400
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
 Operations................................      $8,526            $2,514
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS                                       CUFUND

                                                 (IN THOUSANDS)
                                 -----------------------------------------------
                                     ADJUSTABLE RATE       SHORT-TERM MATURITY
                                        PORTFOLIO               PORTFOLIO
                                 ----------------------- -----------------------
                                  06/01/94    06/01/93    06/01/94    06/01/93
                                 TO 05/31/95 TO 05/31/94 TO 05/31/95 TO 05/31/94
--------------------------------------------------------------------------------
Investment Activities:
 Net Investment Income.........   $  9,086    $   6,523    $ 2,114     $ 1,213
 Net Realized Gain (Loss) on
  Securities Sold..............       (638)           5       (599)       (118)
 Net Unrealized Appreciation
  (Depreciation) of Investment
  Securities...................         78       (1,027)       999      (1,486)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net
 Assets Resulting from Opera-
 tions.........................      8,526        5,501      2,514        (391)
--------------------------------------------------------------------------------
Distributions to Shareholders:
 Net Investment Income.........     (9,024)      (6,597)    (2,115)     (1,204)
 Capital Gains.................        --           --         --         (105)
--------------------------------------------------------------------------------
  Total Distributions..........     (9,024)      (6,597)    (2,115)     (1,309)
--------------------------------------------------------------------------------
Capital Share Transactions:
 Proceeds from Shares Issued...      5,700      193,294      8,200      45,322
 Shares Issued in Lieu of Cash
  Distributions................      1,004          943        579         485
 Cost of Shares Redeemed.......    (27,545)    (182,608)   (15,865)    (22,658)
--------------------------------------------------------------------------------
Increase (Decrease) in Net As-
 sets from Share Transactions..    (20,841)      11,629     (7,086)     23,149
--------------------------------------------------------------------------------
  Total Increase (Decrease) in
   Net Assets..................    (21,339)      10,533     (6,687)     21,449
--------------------------------------------------------------------------------
Net Assets:
 Beginning of Period...........    183,486      172,953     41,737      20,288
--------------------------------------------------------------------------------
 End of Period (1).............   $162,147    $ 183,486    $35,050     $41,737
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................        574       19,292        855       4,553
  Shares Issued in Lieu of Cash
   Distributions...............        101           94         61          49
  Shares Redeemed..............     (2,782)     (18,230)    (1,663)     (2,281)
--------------------------------------------------------------------------------
Net Share Transactions.........     (2,107)       1,156       (747)      2,321
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Including distributions in excess of net investment income (000) of $(19) and $(81) for Adjustable Rate Portfolio, and $(2) and $(1) for Short-Term Maturity Portfolio at May 31, 1995 and May 31, 1994, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS                                                     CUFUND

FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                 Ratio of
             Net                  Net                               Net            Net                 Ratio     Expenses
            Asset                 Gain    Dividends                Asset          Assets   Ratio of    of Net   to Average
            Value      Net     (Loss) on   from Net     Capital    Value          End of   Expenses    Income   Net Assets
          Beginning Investment Investment Investment     Gain      End of Total   Period  to Average to Average (Excluding
          of Period   Income   Securities   Income   Distributions Period Return  (000)   Net Assets Net Assets  Waivers)
     ---------------------------------------------------------------------------------------------------------------------
Adjustable Rate Portfolio
 1995      $ 9.96      0.53      (0.02)     (0.53)         --      $ 9.94 5.25%  $162,147   0.38%      5.34%      0.51%
 1994      $10.02      0.37      (0.06)     (0.37)         --      $ 9.96 3.19%  $183,486   0.38%      3.70%      0.51%
 1993(1)   $10.00      0.38       0.02      (0.38)         --      $10.02 4.22%  $172,593   0.39%      3.94%      0.55%

Short-Term Maturity Portfolio
 1995      $ 9.59      0.50       0.14      (0.50)         --      $ 9.73 6.92%  $ 35,050   0.38%      5.24%      0.51%
 1994      $10.00      0.41      (0.38)     (0.41)       (0.03)    $ 9.59 0.23%  $ 41,737   0.38%      4.23%      0.55%
 1993(1)   $10.00      0.44       0.01      (0.45)         --      $10.00 4.77%  $ 20,288   0.39%      4.69%      0.64%
--------------------------------------------------------------------------------------------------------------------------
           Ratio of
          Net Income
          to Average
          Net Assets Portfolio
          (Excluding Turnover
           Waivers)    Rate
     ---------------------------------------------------------------------------------------------------------------------
Adjustable Rate Portfolio
 1995       5.21%       3.51%
 1994       3.57%      67.22%
 1993(1)    3.78%      70.58%

Short-Term Maturity Portfolio
 1995       5.11%      52.98%
 1994       4.06%     147.70%
 1993(1)    4.44%     188.15%
--------------------------------------------------------------------------------------------------------------------------

(1) The Adjustable Rate Portfolio and Short-Term Maturity Portfolio commenced operations on June 15, 1992. Ratios and total returns for this period have been annualized.

NOTES TO FINANCIAL STATEMENTS                                             CUFUND

May 31, 1995

1. Organization:

CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Financial Management Corporation (the "Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  Securities Valuation--Investment securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales prices for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

  Security Transactions and Related Income--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income.

  Distributions to Shareholders--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

  Federal Income Taxes--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its Shareholders. Accordingly, no provision for Federal Income Taxes is required in the financial statements.

  Organization Costs--The Trust incurred organization costs of approximately $108,500. These costs have been deferred in the accounts of the Portfolios and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the

NOTES TO FINANCIAL STATEMENTS (continued)                                 CUFUND

May 31, 1995

  unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  Other--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

3. Administrative and Distribution Agreements:

The Trust and SEI Financial Management Corporation are parties to an administrative agreement dated May 1, 1992 under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million or $214,000. Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

SEI Financial Services Company (the "Distributor") acts as the Distributor of the shares of the Trust. No compensation is paid to the Distributor for distribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive its fee and reimburse the Trust for other expenses to the extent necessary to limit the annual operating expenses of each Portfolio to .39%.

The Trust and CoreStates Bank, N.A. (the "Custodian"), are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the period ended May 31, 1995, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

                                U.S. GOVERNMENT  OTHER INVESTMENT
                                  SECURITIES        SECURITIES
                               ----------------- -----------------
                               PURCHASES  SALES  PURCHASES  SALES
                               --------- ------- --------- -------
Adjustable
 Rate
 Portfolio                      $   --   $ 9,922  $5,529   $27,008
Short-Term
 Maturity
 Portfolio                       11,955   23,914   2,672     4,026

The total cost of securities held for Federal Income Tax purposes at May 31, 1995 for the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio was not materially different from amounts reported for financial reporting purposes. The Adjustable Rate Portfolio had net unrealized depreciation of $629,546, which was composed of gross unrealized appreciation of $326,379 and gross unrealized depreciation of $955,925 for tax purposes. The Short-Term Maturity Portfolio had net unrealized depreciation of $526,630, which was composed of gross unrealized appreciation of $12,011 and gross unrealized depreciation of $538,641 for tax purposes.

NOTES TO FINANCIAL STATEMENTS (concluded)                                 CUFUND

May 31, 1995

6. Capital Loss Carryforwards:

The capital loss carryforwards at May 31, 1995 for Federal Income Tax purposes are $573,459 expiring in 2003 and $380,335 expiring in 2003 for the Adjustable Rate and Short-Term Maturity Portfolios, respectively. Subsequent to 10/31/94, the Short-Term Maturity Portfolio recognized net capital losses for tax purposes that have been deferred to 1995 of $339,901. The capital loss carryforwards and post 10/31/94 deferred losses will be used to offset future net realized gains.

7. Variable Rate Financial Instruments

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security. As with other securities, the market values are adjusted on a daily basis.

REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of CUFUND:

We have audited the accompanying statements of net assets of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND as of May 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND as of May 31, 1995, the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
July 6, 1995

APPENDIX

DESCRIPTION OF RATINGS

THOMSON BANKWATCH

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

IBCA RATING DEFINITIONS

AAA Obligations for which there is the lowest expectation of investment risk.
    Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

FITCH RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality.
    The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

MOODY'S RATING DEFINITIONS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

DUFF & PHELPS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

STANDARD & POOR'S DEFINITIONS

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

                                      A-1
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                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                          4455 LBJ Freeway, Suite 1200
                         Farmers Branch, TX 75244-5988

                                 ADMINISTRATOR
                      SEI Financial Management Corporation
                            680 East Swedesford Road
                              Wayne, PA 19087-1658

                                  DISTRIBUTOR
                         SEI Financial Services Company
                            680 East Swedesford Road
                              Wayne, PA 19087-1658

                                 LEGAL COUNSEL
                            Morgan, Lewis & Bockius
                             2000 One Logan Square
                          Philadelphia, PA 19103-6993

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
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                          Philadelphia, PA 19103-2499